SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No. 1)
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[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(D)(2))
[ ]	Definitive Information Statement
ALL FUELS & ENERGY COMPANY
(Name of Registrant As Specified In Its charter)
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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY MATERIAL
ALL FUELS & ENERGY COMPANY
6165 N.W. 86th Street, Johnston, Iowa 50131
INFORMATION STATEMENT
Pursuant to Section 14(c) of the Securities Exchange Act of 1934
Approximate Date of Mailing: June __, 2007
THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF THE COMPANY.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
This Information Statement is first being furnished on or about June __, 2007, to the holders of record as of the close of business on April 20, 2007, of shares of common stock, $.01 par value per share (the “Common Stock”) of ALL Fuels & Energy Company, a Delaware corporation (the “Company”), to notify such shareholders that, on April 20, 2007, the Company received the written consent in lieu of a meeting of shareholders from holders of a majority of the shares of Common Stock representing in excess of 60% of the total votes of the Company (the “Majority Shareholders”) approving the Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, pursuant to which the Company’s authorized capital will be increased to 750,000,000 shares comprised of (1) 700,000,000 shares of $.01 par value common stock and (2) 50,000,000 shares of $.01 par value preferred stock (the “Recapitalization”). A copy of the Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company to be filed with the Secretary of State of Delaware is attached hereto as Exhibit “A”. This Information Statement describing the approval of the Recapitalization is first being mailed or furnished to the Company’s shareholders on or about June ___, 2007, and such matters shall not become effective until at least twenty (20) calendar days after this Information Statement is first sent or given to shareholders pursuant to the requirements of Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

General
The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

The Company will only deliver one Information Statement to multiple shareholders sharing an address, unless the Company has received contrary instruction from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a second copy of this Information Statement and any future annual reports and information statements to any shareholder to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any shareholder or shareholders sharing an address to which multiple copies are now delivered. You should direct any requests to the following address:

ALL Fuels & Energy Company, Attention: Investor Relations, 6165 N.W. 86th Street, Johnston, Iowa 50131
Telephone: (515) 331-6509
PRELIMINARY MATERIAL
Interest of Certain Persons in or Opposition to Matters to be Acted Upon
No director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other shareholders pro rata in accordance with their respective interest.

BOARD OF DIRECTORS
Since the Company’s current directors took office on January 22, 2007, the board of directors has taken the following material actions:
-	January 22, 2007: Dean Sukowatey was elected President and Secretary and Brian K. Gibson was elected Treasurer.
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January 25, 2007: Authorized the Plan and Agreement of Reorganization with ALL Energy Company. Authorized the Company’s entering into a consulting agreement with David Loflin, which has not yet been executed. Under the proposed agreement with Mr. Loflin, the Company would issue 200,000 shares of its common stock, in consideration of Mr. Loflin’s providing consulting services to the Company with respect to the day-to-day operations of a publicly-held company.

-	February 14, 2007: Authorized a change of the Company’s independent auditor from Mark Bailey & Company, Ltd. to Farmer, Fuqua & Huff, P.C.
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March 1, 2007: Authorized a change of the Company’s corporate name to “ALL Fuels & Energy Company” and authorized the Company’s officers to take such actions as are necessary to effect the authorized name change.

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March 12-23, 2007: Reviewed and, where appropriate, signed previously delinquent periodic reports prior to their filing on March 22 and 23, 2007. Specifically, these persons reviewed the following: Annual Report on Form 10-KSB for the year ended December 31, 2004; Quarterly Report on Form 10-QSB/A for the period ended March 31, 2005; Quarterly Report on Form 10-QSB for the period ended June 30, 2005; Quarterly Report on Form 10-QSB for the period ended September 30, 2005; Annual Report on Form 10-KSB for the year ended December 31, 2005; Quarterly Report on Form 10-QSB for the period ended March 31, 2006; Quarterly Report on Form 10-QSB for the period ended June 30, 2006; and Quarterly Report on Form 10-QSB for the period ended September 30, 2006.

-	March 23-26, 2007: Review Annual Report on Form 10-KSB for the year ended December 31, 2006.
-	April 19, 2007: Authorized an increase in the authorized capital of the Company and authorized the Company’s officers to take such actions as are necessary to effect the authorized name change.
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May 2, 2007: Authorized a forward stock split on one-new-share-for-every-two-shares-owned basis and authorized the Company’s officers to take such actions as are necessary to effect the forward stock split.

APPROVAL OF RECAPITALIZATION
Pursuant to the requirements of the General Corporation Law of the State of Delaware (“GCL”), on April 19, 2007, the members of the Board of Directors of the Company proposed and recommended to the shareholders the Recapitalization. The proposal is an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized capital to 750,000,000 shares comprised of (1) 700,000,000 shares of $.01 par value common stock and (2) 50,000,000 shares of $.01 par value preferred stock . If the proposal had not been adopted by the Majority Shareholders, it would have been necessary for this action to have been considered by the Company’s shareholders at a special or annual shareholders’ meeting convened for at least the purpose of approving the Recapitalization.

PRELIMINARY MATERIAL
Approval of the Recapitalization by the written consent, without a meeting of shareholders, of the holders of outstanding shares of voting stock having not less than the minimum number of votes that would be needed to authorize or take the action at a meeting at which all shares entitled to vote were present is authorized by the GCL. The GCL provides that a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company’s Amended and Restated Certificate of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company decided to utilize the written consent of the Majority Shareholders of the Company.

On April 20, 2007, the Majority Shareholders, by written consent in lieu of a meeting, approved a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation. No further consents, votes or proxies are or were necessary to effect the approval of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation.

Under Delaware law, dissenting shareholders are not entitled to appraisal rights with respect to the Certificate of Amendment covering the Recapitalization, and the Company will not independently provide shareholders with any such right.

Reason for Recapitalization
Inasmuch as the Company’s business plan is to become a producer of ethanol and its co-products, it is necessary for the Company to obtain significant monies with which to build and/or acquire ethanol production facilities. The Company’s Board of Directors determined that, without increasing the number of authorized shares of common stock and preferred stock, the Company could, without such additional authorized capital, at a time in the near future, be unable to issue a sufficient number of capital shares to obtain needed available funds, to the great detriment of the Company and its shareholders.

OUTSTANDING SHARES AND VOTING RIGHTS
As of April 20, 2007, the date of action by the Majority Shareholders, the Company’s authorized capitalization consisted of 80,000,000 shares of Common Stock, $.01 par value per share, of which 33,540,754 shares were issued and outstanding, and 20,000,000 shares of preferred stock, $.01 par value per share, none of which was outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders of the Company.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of April 20, 2007, according to the stock transfer records of the Company and other information available to the Company, the following persons where known to be (i) the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company, (ii) and officers and directors of the Company individually and as a group. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o ICrystal, Inc., 6165 N.W. 86th Street, Johnston, Iowa 50131.

PRELIMINARY MATERIAL
Name and Address of Beneficial Owner	Capacity with Company	Amount and Nature of Beneficial Ownership(a)	Approximate Percent of Class	Number of Votes
Dean E. Sukowatey	President, Secretary, Director and Founder	6,343,689	18.91%	6,343,689
Brian K. Gibson	Treasurer and Director	62,987	*	62,987
Steven J. Leavitt	Director	62,987	*	62,987
ALL Energy Company (b)	10% Shareholder	4,700,000 shares	14.01%	4,700,000 shares
Sun Bear, LLC (c)	10% Shareholder and Founder	5,479,872 shares	16.34%	5,479,872 shares
James R. Broghammer (d)	Shareholder and Founder	1,799,628 shares	5.36%	1,799,628 shares
Scott D. Zabler (e)	Shareholder and Founder	1,799,628 shares	5.36%	1,799,628 shares
Heistand Farm Holdings, LLC (f)	Shareholder	1,889,611 shares	5.63%	1,889,611 shares
Richard B. Altorfer (g)	Shareholder	1,889,611 shares	5.63%	1,889,611 shares
All officers, directors and founders, including ALL Energy Company, as a group (7 persons)	20,248,791	60.37%	20,248,791
(a)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible within 60 days of April 20, 2007, are generally deemed to be outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The Company currently has no outstanding options or warrants to purchase shares of its Common Stock. As of April 20, 2007, there were 33,540,754 shares of the Company’s common stock issued and outstanding.

(b)	ALL Energy Company is a Delaware corporation wholly owned by the Company.
(c)	Sun Bear, LLC’s address is 2735 Villa Creek, Suite 175, Dallas, Texas 75234. Scott B. Gann is the owner of this entity and possesses voting and investment control of the shares owned by it.
(d)	Mr. Broghammer’s address is 510 Tory Lane, Marion, Iowa 52302. Mr. Broghammer may be deemed to be a founder of ALL Energy Company.
(e)	Mr. Zabler’s address is 902 Lake Ridge Drive, Cedar Falls, IA 50613. Mr. Zabler may be deemed to be a founder of ALL Energy Company.
PRELIMINARY MATERIAL
(f)	Heistand Farm Holdings, LLC’s address is 514 Walker Street, Woodbine, Iowa 51579. Todd Heistand is an owner of this entity and possesses voting and investment control of the shares owned by it.
(g)	Mr. Altorfer’s address is 221 Forest Drive S.E., Cedar Rapids, Iowa 52403.
The total combined votes of all shareholders listed in the foregoing table is 24,028,013 votes out of a total of 33,540,754 votes, or 60.37% of the voting power.
WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any document filed at the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The Company’s SEC filings are also available to the public from the SEC’s website at http://www.sec.gov/. At the end of this Information Statement is information on how to obtain copies of the Company’s periodic filings, if desired. They are also available on the SEC’s website.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Company at 6165 N.W. 86th Street, Johnston, Iowa 50131. Any communication should clearly specify it is intended to be made to the entire Board of Directors or to one or more particular director(s). Under this process, the recipient of the communication will review such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the reviewer, deals with the functions of the Board of Directors, or that the reviewer otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to the members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Board of Directors or the appropriate Committee thereof.

NO SOLICITATION OF PROXIES
This Information Statement is furnished to shareholders pursuant to the requirements of Section 14(c) under the Exchange Act to report action taken by written consent of the Majority Shareholders. No action is required upon the part of any other shareholder, and no proxy is being solicited. The cost of this Information Statement will be borne by the Company.

COPIES OF THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, ON FORM 10-KSB ARE AVAILABLE TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO ALL FUELS & ENERGY COMPANY, 6165 N.W. 86TH STREET, JOHNSTON, IOWA 50131, ATTN: INVESTOR RELATIONS.

Dated: May 4, 2007.	By Order of the Board of Directors,

By:	/s/ DEAN E. SUKOWATEY
Dean E. Sukowatey, President

EXHIBIT “A”
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ALL FUELS & ENERGY COMPANY

ALL Fuels & Energy Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: that, by a Unanimous Written Consent of the Board of Directors of ALL Fuels & Energy Company (the “Corporation”), resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and requesting the shareholders of the Corporation to consider and approve same. The resolution setting forth the proposed amendment states as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is deleted in its entirety and replaced with the following:

IV.

A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock” The total number of shares which the corporation is authorized to issue is Seven Hundred Fifty Million (750,000,000) shares. Seven Hundred Million (700,000,000) shares shall be Common Stock, each having a par value of one cent ($.01). Fifty Million (50,000,000) shares shall be Preferred Stock, each having a par value of one cent ($.01).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a “Preferred Stock Designation”) pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights (voting or otherwise) granted upon, and the qualifications, limitations or restrictions of, any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

SECOND: that, thereafter, shareholders of the Corporation owning 60.37% of the outstanding capital stock of the Corporation voted for such amendment to Article IV at a validly called special meeting of shareholders.

THIRD: that such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, ALL Fuels & Energy Company has caused this Certificate of Amendment to be signed by Dean E. Sukowatey, its President, on this ____ day of June, 2007.

ALL FUELS & ENERGY COMPANY
a Delaware corporation

By: __________________________________
Dean E. Sukowatey, President